UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2022

Arbor Realty Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

maryland

(STATE OF INCORPORATION)

001-32136	20-0057959
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

333 Earle Ovington Boulevard, Suite 900
Uniondale, New York	11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(516) 506-4200

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ABR	New York Stock Exchange
Preferred Stock, 6.375% Series D Cumulative Redeemable, par value $0.01 per share	ABR-PrD	New York Stock Exchange
Preferred Stock, 6.25% Series E Cumulative Redeemable, par value $0.01 per share	ABR-PrE	New York Stock Exchange
Preferred Stock, 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	ABR-PrF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03          Material Modification to Rights of Security Holders.

On February, 3, 2022, Arbor Realty Trust, Inc. (the “Company”) filed Articles Supplementary (the “New Articles Supplementary”) with the Maryland State Department of Assessments and Taxation to designate an additional 3,565,000 shares of the Company’s authorized but unissued preferred stock, $0.01 par value per share, as shares of 6.25% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the “Series F Preferred Stock”), with the powers, designations, preferences and other rights as set forth in the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation on October 7, 2021 (the “Articles Supplementary”). The New Articles Supplementary became effective upon filing on February 3, 2022.

Pursuant to the previously announced Underwriting Agreement, dated January 31, 2022, among the Company, Arbor Realty Limited Partnership and Raymond James & Associates, Inc., as underwriter (the “Underwriter”), the Company issued and sold 3,100,000 shares of Series F Preferred Stock, at a public offering price of $24.20 per share. In addition, the Company granted the Underwriter an option for 30 days to purchase up to an additional 465,000 shares of the Series F Preferred Stock, solely to cover over-allotments, if any. Such shares constitute an additional issuance of shares of Series F Preferred Stock (the “New Series F Preferred Stock”), to the 8,050,500 shares of Series F Preferred Stock previously issued on October 12, 2021 (the “Outstanding Series F Preferred Stock”). The New Series F Preferred Stock is part of a single series with and has the same terms as the Outstanding Series F Preferred Stock.

The Articles Supplementary provide that the Company will pay, when and if authorized by the Board of Directors of the Company, cumulative cash dividends (i) to, but excluding, October 30, 2026 at a fixed rate equal to 6.25% per annum of the $25.00 per share liquidation preference (equivalent to $1.5625 per annum per share) and (ii) from and including October 30, 2026 at a floating rate equal to a benchmark rate (which is expected to be Three-Month Term SOFR (as defined in the Articles Supplementary)) plus a spread of 5.442% per annum of the $25.00 per share liquidation preference (the “Floating Rate”); provided, however, that in no event shall the Floating Rate be lower than 6.125% per annum. Dividends on the shares of New Series F Preferred Stock are cumulative from and including January 30, 2022 (the most recent dividend payment date to which dividends on the Outstanding Series F Preferred Stock have been paid in full) and will be payable quarterly in arrears, on the 30th day of January, April, July and October of each year (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day). The first dividend on the shares of New Series F Preferred Stock is scheduled to be payable on April 30, 2022 in the amount of $0.390625 per share.

The Series F Preferred Stock is not redeemable by the Company prior to October 12, 2026 except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”) and except upon the occurrence of a Change of Control (as defined in the Articles Supplementary). On and after August 12, 2026, the Company may, at its option, redeem the Series F Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price equal to $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series F Preferred Stock, in whole or in part on, or within 120 days after, the first date on which such Change of Control occurred, for cash at a redemption price of $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date fixed for redemption.

The Series F Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into the Company’s common stock in connection with a Change of Control by the holders of Series F Preferred Stock. Upon the occurrence of a Change of Control, each holder of Series F Preferred Stock will have the right (unless the Company has exercised its right to redeem the Series F Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Articles Supplementary)) to convert some or all of the Series F Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share of Series F Preferred Stock determined by a formula, in each case, on the terms and subject to the conditions described in the Articles Supplementary, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series F Preferred Stock intended to preserve the Company’s qualification as a REIT. Except under limited circumstances, holders of the Series F Preferred Stock have no voting rights.

A copy of the Articles Supplementary, the New Articles Supplementary and form of Series F Preferred Stock Certificate are filed as Exhibits 3.1, 3.2 and 4.1, respectively, to this report, and the information in the Articles Supplementary and the New Articles Supplementary is incorporated into this Item 3.03 by reference. The description of the terms of the Articles Supplementary and the New Articles Supplementary in this Item 3.03 is qualified in its entirety by reference to Exhibit 3.1.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this report is hereby incorporated by reference into this Item 5.03.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Exhibit
3.1	Articles Supplementary designating 6.25% Series F Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.6 of the Company’s Registration Statement on Form 8-A, filed with the SEC on October 12, 2021)

3.2	New Articles Supplementary classifying 3,565,000 shares of 6.25% Series F Cumulative Redeemable Preferred Stock

4.1	Specimen 6.25% Series F Cumulative Redeemable Preferred Stock Certificate (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form 8-A, filed with the SEC on October 12, 2021)

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to tax matters

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

	By:	/s/ Paul Elenio
	Name:	Paul Elenio
	Title:	Chief Financial Officer

Date: February 7, 2022